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                                                                     EXHIBIT 24

                              POWERS OF ATTORNEY

                    For Registration Statement on Form S-4
                for Shelf Registration for Future Affiliations

  The undersigned, each of whom is a director of American Dental Partners, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Gregory A. Serrao and Ronald M. Levenson, and each of them (with full power to each of them to act alone), as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in his capacity as director of the Company, to execute the Company's Registration Statement on Form S-4, and any and all amendments thereto (including post-effective amendments), to register under the Securities Act of 1933, as amended (the "Securities Act"), (i) any shares of Common Stock, par value $0.01, of the Company, and (ii) any principal amount of Subordinated Promissory Notes of the Company, which in each case the Company may issue from time to time in connection with the future direct and indirect acquisitions of other businesses, properties, or securities in acquisition and affiliation transactions in accordance with Rule 415(a)(1)(viii) of Regulation C under the Securities Act or as otherwise permitted under the Securities Act (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Dr. Gregory T. Swenson                Date: April 16, 1998
_____________________________________

Dr. Gregory T. Swenson


                                          Date: April 16, 1998
/s/ Martin J. Mannion

_____________________________________

  Martin J. Mannion                       Date: April 16, 1998


/s/ James T. Kelly

_____________________________________     Date: April 16, 1998
James T. Kelly

/s/ Derril W. Reeves
_____________________________________
Derril W. Reeves